Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional.

This document relates to an exchange offer (the “Exchange Offer”) made by Etablissements Delhaize Frères et Cie “Le Lion” (Groupe Delhaize) (“Delhaize Group” or the “Company”). The Exchange Offer is described in the Prospectus dated [•], 2007 (the “Prospectus”) and in this Letter of Transmittal (this “Letter of Transmittal”). All terms and conditions contained in the Prospectus are deemed to be incorporated in and form a part of this Letter of Transmittal, unless otherwise defined herein. Therefore, you are urged to read the Prospectus carefully. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to below as the “Terms and Conditions.”

LETTER OF TRANSMITTAL

relating to

ETABLISSEMENTS DELHAIZE FRÈRES

ET CIE “LE LION” (GROUPE DELHAIZE)

(“Delhaize Group”)

Offer to Exchange

any and all Outstanding

6.50% Senior Notes due 2017 of Delhaize Group, CUSIP Nos. 24668PAA5 and B3343WAA5

(the “Original Notes”)

for

6.50% Senior Notes due 2017 of Delhaize Group, CUSIP No. 24668PAB3

which have been registered under the Securities Act of 1933, as amended

(the “Exchange Notes”)

pursuant to the terms of the Prospectus, dated [•], 2007

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [•], 2007, UNLESS EXTENDED OR EARLIER TERMINATED IN ACCORDANCE WITH THE PROSPECTUS (AS IT MAY BE EXTENDED OR EARLIER TERMINATED, THE “EXPIRATION DATE”). TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN ANYTIME PRIOR TO EXPIRATION DATE.

To participate in this Exchange Offer, the tendering holder must represent to us that (i) the Exchange Notes to be received by it will be acquired in the ordinary course of its business; (ii) at the time of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes; (iii) it has not engaged in, and does not intend to engage in, the distribution of the Exchange Notes; and (iv) unless it is our affiliate, it is not a broker-dealer that acquired Original Notes for its own account as a result of market-making or other trading activities.

Each holder of Original Notes wishing to accept the Exchange Offer, except holders of Original Notes executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company (“DTC”), should complete, sign and submit this Letter of Transmittal to the Exchange Agent, The Bank of New York (the “Exchange Agent”), on or prior to the Expiration Date.

The Exchange Agent for the exchange offer is:

The Bank of New York

For Delivery by Mail, Hand or Overnight Delivery:

The Bank of New York

One Canada Square

London E14 5AL

United Kingdom

Attention: Peter Howard/Alex Shaw

For Facsimile Transmission

(for eligible institutions only):

+44 207 964 2536

Attention: Peter Howard/Alex Shaw

To Confirm by Telephone or for Information Call:

+44 207 964 6873

or

+44 207 964 8773

Delivery of this Letter of Transmittal to an address, or transmission hereof via a facsimile number, other than as set forth above or in accordance with the instructions herein, will not constitute valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

This Letter of Transmittal may be used to accept the Exchange Offer, if Original Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through DTC’s ATOP procedures. Unless you intend to tender Original Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with the certificates for the Original Notes specified herein, to indicate the action you desire to take with respect to the Exchange Offer.

Holders of Original Notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender through ATOP, for which the Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offer to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Original Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation,” which shall include an agent’s message. An “agent’s message” is a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Original Notes that the participant has received and agrees to be bound by the terms of the Letter of Transmittal as an undersigned thereof and that Delhaize Group may enforce such agreement against the participant. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, eligible holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

Subject to the Terms and Conditions and applicable law, in exchange for Original Notes accepted for tender, Delhaize Group will issue a like principal amount of Exchange Notes. Outstanding Original Notes may be exchanged only in a minimum denomination of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued only in a minimum denomination of $2,000 and integral multiples of $1,000 in excess thereof.

Exchange Notes will be issued by deposit in book-entry form with the Exchange Agent to tendering holders. Accordingly, holders who anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold cash and securities custodially through DTC) to arrange for receipt, on such holder’s behalf, of any Exchange Notes to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant and account information in this Letter of Transmittal.

The Exchange Notes will be issued in exchange for Original Notes in the Exchange Offer, if consummated, by the third business day following the Expiration Date or as soon as practicable thereafter (the “Exchange Date”).

The Exchange Agent will act as agent for the tendering holders of Original Notes for the purpose of receiving Exchange Notes (in book-entry form) from Delhaize Group, and delivering the Exchange Notes (in book-entry form) to or at the direction of those holders. The Exchange Agent will make this delivery on the Exchange Date or as soon thereafter as practicable.

TENDER OF ORIGINAL NOTES

To effect a valid tender of Original Notes through the completion, execution and delivery of a Letter of Transmittal, the undersigned must complete the tables below entitled “Description of Original Notes Tendered” and sign the Letter of Transmittal where indicated.

Exchange Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below, on the Exchange Date or as soon as practicable thereafter. Failure to provide the information necessary to effect delivery of Exchange Notes will render such holder’s tender defective and Delhaize Group will have the right, which it may waive, to reject such tender without notice.

DESCRIPTION OF ORIGINAL NOTES TENDERED (see Instructions 2 and 3) NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Original Notes Being Tendered	Name of DTC Participant and Participant’s Account Number in which Original Notes are held and the corresponding Exchange Notes are to be delivered.	Aggregate Principal Amount of Original Notes*
6.50% Notes due 2017 (CUSIP: 24668PAA5 and B3343WAA5)
* The principal amount of Old Notes tendered hereby must be in a minimum denomination of $2,000 or an integral multiple of $1,000 in excess thereof. See Instruction 3.

Note: Signatures must be provided below

Please read the accompanying Instructions carefully.

Ladies and Gentlemen:

The undersigned hereby tenders to Delhaize Group the aggregate principal amount of Original Notes indicated in the table above entitled “Description of Original Notes Tendered.”

If the undersigned is not the Registered Holder (as defined below, see Instruction 4), or such holder’s legal representative or attorney-in-fact, in order to validly tender its Original Notes, the undersigned must obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to tender such Original Notes on behalf of the holder thereof, and such proxy must be delivered with this Letter of Transmittal.

Delhaize Group’s obligation to complete the exchange offer with respect to Original Notes is conditioned on certain customary conditions, although Delhaize Group may waive in its discretion any such condition with respect to the exchange offer. If the exchange offer is consummated, Exchange Notes will be issued under the indenture, as supplemented, (the “Delhaize Group Indenture”) with The Bank of New York as trustee (the “Trustee”).

The undersigned understands that Original Notes validly tendered and not withdrawn (or defectively tendered Original Notes with respect to which Delhaize Group has, or has caused to be, waived such defect) will be deemed to have been accepted by Delhaize Group if, as and when Delhaize Group gives oral or written notice thereof to the Exchange Agent. The undersigned understands that subject to the Terms and Conditions, Original Notes accepted by Delhaize Group in accordance with such Terms and Conditions will be exchanged for Exchange Notes. The undersigned understands that, under certain circumstances, Delhaize Group may not be required to accept any of the Original Notes tendered. If any Original Notes are not accepted for exchange for any reason (or if Original Notes are validly withdrawn), such unexchanged (or validly withdrawn) Original Notes will be returned without expense to the undersigned’s account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the expiration or termination of the Exchange Offer.

Following the Expiration Date, and subject to, and effective upon, Delhaize Group’s acceptance of the Original Notes tendered hereby, upon the Terms and Conditions, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of Delhaize Group or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Original Notes tendered hereby, such that thereafter it shall have no contractual or other rights or claims in law or equity against Delhaize Group or any fiduciary, trustee, fiscal agent or other person connected with the Original Notes arising under, from or in connection with such Original Notes.

The undersigned understands that tenders of Original Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and acceptance of such Original Notes by Delhaize Group will, following the Expiration Date, constitute a binding agreement between the undersigned and Delhaize Group upon the Terms and Conditions.

The tendering Holder also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in several no-action letters issued to third parties, and subject to the immediately following sentence, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any person receiving such Exchange Notes in the United States, whether or not such person is the holder (other than (i) any such holder or other such person that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or (ii) that purchased the Original Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act) without compliance with the registration and prospectus delivery provision of the Securities Act (except in the case of broker-dealers, as set forth below); provided, that such Exchange Notes are acquired in the ordinary course of business of the holder or such person and neither the holder nor such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes.

The tendering holder represents that (i) the Exchange Notes to be received by it will be acquired in the ordinary course of its business; (ii) at the time of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes; (iii) it has not engaged in, and does not intend to engage in, the distribution of the Exchange Notes; and (iv) unless it is our affiliate, it is not a broker-dealer that acquired Original Notes for its own account as a result of market-making or other trading activities.

In addition, if the tendering holder is not a broker-dealer, the tendering holder represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the tendering holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents, warrants and agrees that:

(1)    it has received and reviewed the Prospectus and this Letter of Transmittal;

(2)    it is the Beneficial Owner (as defined below) of, or a duly authorized representative of one or more such Beneficial Owners of, the Original Notes tendered hereby and it has full power and authority to execute this Letter of Transmittal;

(3)    the Original Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and acknowledges that Delhaize Group will acquire good, indefeasible and unencumbered title to such Original Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by Delhaize Group;

(4)    it will not sell, pledge, hypothecate or otherwise encumber or transfer any Original Notes tendered hereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

(5)    it acknowledges that (a) none of Delhaize Group, the Exchange Agent, or any person acting on behalf of any of the foregoing has made any statement, representation or warranty, express or implied, to it with respect to

Delhaize Group or the offer or sale of any Exchange Notes, other than the information included in the Prospectus (as amended or supplemented to the Expiration Date), and (b) any information it desires concerning Delhaize Group and the Exchange Notes or any other matter relevant to its decision to exchange for the Exchange Notes (including a copy of the Prospectus) is or has been made available to it;

(6)    it (or the account for which it is acting) is able to act on its own behalf for itself in the transactions contemplated by the Prospectus;

(7)    the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with the Exchange Offer and the transactions contemplated thereby, in each case on and subject to the Terms and Conditions;

(8)    the submission of this Letter of Transmittal to the Exchange Agent shall, subject to the undersigned’s ability to withdraw its tender prior to the Expiration Date, and subject to the Terms and Conditions generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the Original Notes tendered hereby in favor of Delhaize Group or such other person or persons as they may direct and to deliver such form(s) of transfer and other document(s) in the attorney’s and/or agent’s discretion and the certificate(s) and other document(s) of title relating to such Original Notes’ registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in Delhaize Group or its nominees such Original Notes;

(9)    that the terms and conditions of the Exchange Offer contained in the Prospectus shall be deemed to be incorporated in, and form part of, this Letter of Transmittal which shall be read and construed accordingly; and

(10)    it understands that Delhaize Group, the Exchange Agent and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that if any of the acknowledgements, representations and agreements made by it by its submission of this Letter of Transmittal or its agreement to the terms of this Letter of Transmittal pursuant to an agent’s message, are, at any time prior to the consummation of the Exchange Offer, no longer accurate, it shall promptly notify Delhaize Group; if the undersigned is acquiring Exchange Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account.

The representations and warranties and agreements of an eligible holder tendering Original Notes shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the Exchange Date. For purposes of this Letter of Transmittal, the “Beneficial Owner” of any Original Notes shall mean any eligible holder that exercises sole investment discretion with respect to such Original Notes.

Delhaize Group also reserves the right, in its sole discretion, to provide a subsequent offering period of between three and twenty business days for the Exchange Offer. If a subsequent offering period is provided, all Original Notes validly tendered and not withdrawn prior to the expiration date of the initial offering period will be accepted and exchanged for Exchange Notes and Delhaize Group will make a public announcement of the subsequent offering period no later than 9:00 a.m., New York City time, on the next business day after the Expiration Date of the initial offering period. Delhaize Group has no other obligation to publish, advertise or otherwise communicate any information about any extension, amendment or termination of the Exchange Offer. Unless otherwise provided in the announcement of the subsequent offering period, all Original Notes validly tendered during the subsequent offering period will be promptly accepted and exchanged for the Exchange Notes as they are tendered. Unless otherwise provided in the announcement of the subsequent offering period, holders of Original Notes will not have the right to withdraw notes tendered during the subsequent offering period.

If the exchange offer is amended in a manner determined by Delhaize Group to constitute a material change, Delhaize Group will promptly disclose that amendment to holders of Original Notes and Delhaize Group will extend the exchange offer to a date five to ten business days after disclosing the amendment, depending upon the significance of the amendment and the manner of disclosure to the holders, if the exchange offer would otherwise have expired during that five to ten business day period.

Without limiting the manner in which Delhaize Group may choose to make a public announcement of any delay, extension, amendment or termination of the exchange offer, Delhaize Group will have no obligation to publish, advertise or otherwise communicate that public announcement other than by making a timely release to any appropriate news agency, including the Dow Jones News Service.

If the “Special Return Instructions” box (found below) is completed, please credit the DTC account for any book-entry transfers of Original Notes not accepted for exchange into the account so indicated.

The undersigned recognizes that Delhaize Group has no obligation under the “Special Return Instructions” provision of this Letter of Transmittal to effect the transfer of any Original Notes from the holder(s) of Original Notes thereof if Delhaize Group does not accept any of the principal amount of the Original Notes tendered pursuant to this Letter of Transmittal.

SPECIAL RETURN INSTRUCTIONS

(See Instructions 2 and 5)

To be completed ONLY if Original Notes in the principal amount not accepted by Delhaize Group are to be returned in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and/or sent to a DTC participant account different from that indicated in the table entitled “Description of Original Notes Tendered.”

Please issue Original Notes not accepted, to:

Name of DTC Participant:

DTC Participant Account Number:

Contact at DTC Participant:

SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF ORIGINAL NOTES)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to
Delhaize Group the principal amount of the Original Notes listed in the table on page 4 labeled “Description of Original Notes Tendered.”

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Area Code and Telephone Number:

This Letter of Transmittal must be signed by the Registered Holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s) authorized to become the Registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the Exchange Agent and
Delhaize Group of such person’s authority to so act. See Instruction 4.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

MEDALLION SIGNATURE GUARANTEE (If required—See Instruction 4) Signature(s) Guaranteed by an Eligible Institution: (Authorized Signature) (Title) (Name of Firm) (Address) Dated: , 2007

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    Delivery of Letter of Transmittal.    This Letter of Transmittal is to be completed by tendering holders of Original Notes if tender of such Original Notes is to be made by book-entry transfer to the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP. Eligible holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through ATOP.

A confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Original Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Original Notes to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Original Notes for purposes of the Exchange Offer.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to Delhaize Group or DTC.

The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested and properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

Neither Delhaize Group nor the Exchange Agent is under any obligation to notify any tendering holder of Original Notes of Delhaize Group’s acceptance of tendered Original Notes prior to the Expiration Date.

2.    Delivery of the Exchange Notes.    Exchange Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and account number (along with any other required account information) needed to permit such delivery must be provided in the table on page 4 hereof entitled “Description of the Original Notes Tendered.” Failure to do so will render a tender of Original Notes defective, and Delhaize Group will have the right, which it may waive, to reject such tender without notice. Eligible holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Exchange Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

3.    Amount of Tenders.    Tenders of Original Notes will be accepted only in a minimum denomination of U.S. $2,000 and integral multiples of U.S. $1,000 in excess thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Original Notes tendered.

4.    Signatures on Letter of Transmittal; Instruments of Transfer; Guarantee of Signatures.    For purposes of this Letter of Transmittal, the term “Registered Holder” means an owner of record as well as any DTC participant that has Original Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on the Letter of Transmittal need not be guaranteed if:

•

the Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing as the owner of the Original Notes and the holder(s) has not completed the box entitled “Special Return Instructions” on the Letter of Transmittal; or

•	the Original Notes are tendered for the account of an “eligible institution.”

An “eligible institution” is one of the following firms or other entities identified in Rule l7Ad-15 under the Securities Exchange Act of 1934 (as the terms are defined in Rule 17Ad-15):

(a)	a bank;

(b)	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

(c)	a credit union;

(d)	a national securities exchange, registered securities association or clearing agency; or

(e)	a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the Original Notes tendered are held by two or more Registered Holders, all of the Registered Holders must sign the Letter of Transmittal.

Delhaize Group will not accept any alternative, conditional, irregular or contingent tenders. By executing the Letter of Transmittal (or facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your Original Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Delhaize Group, evidence satisfactory to Delhaize Group of their authority to so act must be submitted with this Letter of Transmittal.

Beneficial Owners whose tendered Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Original Notes.

5.    Special Return Instructions.    All Original Notes tendered hereby and not accepted for exchange will be returned to the undersigned according to the information provided in the table entitled “Description of the Original Notes Tendered” or, if completed, according to the “Special Return Instructions” box in this Letter of Transmittal.

6.    Transfer Taxes.    Delhaize Group will pay all transfer taxes, if any, applicable to the transfer and sale of Original Notes to Delhaize Group in the exchange offer. If transfer taxes are imposed for any reason other than the transfer and sale of the Original Notes to Delhaize Group, the amount of those transfer taxes, whether imposed on the registered holders or any other persons, will be payable by the tendering holder. Transfer taxes that will not be paid by Delhaize Group include taxes, if any, imposed:

•	if Exchange Notes in book-entry form are to be registered in the name of any person other than the person signing the letter of transmittal, or

•	if tendered Original Notes are registered in the name of any person other than the person signing the letter of transmittal.

If satisfactory evidence of payment of or exemption from transfer taxes that are not required to be borne by Delhaize Group is not submitted with the letter of transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Original Notes tendered by that holder.

7.    Validity of Tenders.    All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by Delhaize Group in its sole discretion, which determination will be final and binding. Delhaize Group reserves the absolute right to reject any and all tenders of Original Notes not in proper form or any Original Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. Delhaize Group also reserves the absolute right to waive any defect or irregularity in tenders of Original Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the Terms and Conditions by Delhaize Group shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as Delhaize Group shall determine. None of Delhaize Group, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Exchange Offer Expiration Date or the withdrawal or termination of the Exchange Offer.

8.    Waiver of Conditions.    Delhaize Group reserves the absolute right to amend or waive any of the conditions in the Exchange Offer concerning any Original Notes at any time.

9.    Withdrawal.    Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

10.    Requests for Assistance or Additional Copies.    Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT TAX INFORMATION

U.S. federal income tax laws generally require that a tendering owner of an Original Note that is a U.S. person (a “U.S. Holder”) provide the Exchange Agent with such U.S. Holder’s correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, Request for Taxpayer Identification Number and Certification, attached hereto (the “IRS Form W-9”), which in the case of a U.S. Holder who is an individual, is his or her social security number. If the tendering Holder is a nonresident alien or a foreign entity, other requirements (as described below) will apply. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering U.S. Holder may be subject to certain penalties imposed by the Internal Revenue Service (the “IRS”). In addition, failure to provide the Exchange Agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the U.S. Holder or other payee pursuant to the Exchange Offer at a current rate of 28%. If withholding results in an overpayment of taxes, the U.S. Holder may obtain a refund or credit from the IRS if the required information is timely provided to the IRS.

Exempt U.S. Holders of Original Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Instructions for the Requester of Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering U.S. Holder (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 attached hereto, certifying, under penalties of perjury, that such Holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that such U.S. Holder is not subject to backup withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, the U.S. Holder should consult the W-9 Guidelines for information on which TIN to report. If a U.S. Holder does not have a TIN, such U.S. Holder should consult the W-9 Guidelines for instructions on applying for a TIN, write “Applied For” in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing “Applied For” on the IRS Form W-9 means that the U.S. Holder has already applied for a TIN or that the U.S. Holder intends to apply for one in the near future. Failure to provide a TIN to the Exchange Agent prior to or at the time a payment is made pursuant to the Exchange Offer, may result in backup withholding.

A tendering Holder that is a non-resident alien or a foreign entity (a “Non-U.S. Holder”) must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at one of the addresses on the face of this Letter of Transmittal.

In order to tender, an eligible holder of Original Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The Exchange Agent for the Exchange Offer is:

The Bank of New York

For Delivery by Mail, Hand or Overnight Delivery:

The Bank of New York

One Canada Square

London E14 5AL

United Kingdom

Attention: Peter Howard/Alex Shaw

For Facsimile Transmission

(for eligible institutions only):

+44 207 964 2536

Attention: Peter Howard/Alex Shaw

To confirm by Telephone or for Information Call:

+44 207 964 6873

or

+44 207 964 8773

A holder of Original Notes may contact such holder’s custodian bank, depositary, broker, trust company or other nominee for assistance concerning the Exchange Offer.

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. November 2005) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐	Other ➢	☐	Exempt from backup withholding

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person ➢	Date ➢

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

For federal tax purposes, you are considered a person if you are:

• An individual who is a citizen or resident of the United States,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

• Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 11-2005)

Form W-9 (Rev. 11-2005)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 4 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules regarding partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the

Form W-9 (Rev. 11-2005)	Page 3

LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt recipients 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note: See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 11-2005)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or single-owner LLC	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Sole proprietorship or single-owner LLC	The owner [3]
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

[4]

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules regarding partnerships on page 1.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.